UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

Tobira Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35953	03-0422069
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

701 Gateway Blvd, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-6625

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Tobira Therapeutics, Inc. (“Tobira”) held on July 9, 2015 (the “Annual Meeting”), the stockholders of Tobira voted on and approved certain amendments to the Tobira Therapeutics, Inc. 2013 Equity Compensation Plan (the “2013 Equity Compensation Plan”) to, among other things, increase the number of shares reserved for issuance thereunder by 1,200,000 shares.

The terms and conditions of the 2013 Equity Compensation Plan, as amended, are described in Tobira’s definitive proxy statement filed with the Securities and Exchange Commission on June 4, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 9, 2015, Tobira held its Annual Meeting. At the Annual Meeting, Tobira’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 4, 2015.

Only stockholders of record as of the close of business on May 28, 2015, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 17,422,927 shares of Tobira’s common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of common stock of Tobira was entitled to one vote for each share of common stock held as of the close of business on the record date.

The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of three directors to serve as Class II directors until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Eckard Weber, M.D.	10,514,514	12,499	1,682,325
Jeffrey H. Cooper	10,519,618	7,395	1,682,325
Gwen A. Melincoff	10,520,284	6,729	1,682,325

Proposal 2: The ratification of the appointment of Ernst & Young LLP as Tobira’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTENTIONS
12,194,677	12,893	1,768

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: To approve amendments to, and the material terms of, the 2013 Equity Compensation Plan, including an increase in the number of shares reserved for issuance thereunder by 1,200,000 shares and, among other amendments, increases in, or imposition of, certain share limits under such plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
10,088,712	437,424	877	1,682,325

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tobira Therapeutics, Inc.

By:	/s/ Laurent Fischer, M.D.
Laurent Fischer, M.D.
Chief Executive Officer

Dated: July 14, 2015